UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 27, 2006

PORTLAND GENERAL ELECTRIC COMPANY

(Exact name of registrant as specified in its charter)

Oregon	Commission File Number	93-0256820
(State or other jurisdiction of incorporation or organization)	1-5532-99	(I.R.S. Employer Identification No.)

121 SW Salmon Street, Portland, Oregon 97204

(Address of principal executive offices) (zip code)

Registrant's telephone number, including area code: (503) 464-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

The information included in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished to comply with Regulation FD, but is not considered to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

On March 27 through March 30, 2006, representatives of Portland General Electric Company (Company) will make presentations to various members of the financial and investment community in connection with the expected issuance of the Company's new common stock on April 3, 2006. A copy of the slide presentation is attached hereto as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Description

(99) Additional exhibits

99.1 Portland General Electric Company Presentation Slides dated March 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PORTLAND GENERAL ELECTRIC COMPANY
(Registrant)

March 24, 2006	By:	/s/ James J. Piro
James J. Piro Executive Vice President, Finance Chief Financial Officer and Treasurer

March 24, 2006	By:	/s/ Kirk M. Stevens
Kirk M. Stevens Controller and Assistant Treasurer